UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 31, 2005

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois

1-2189

36-0698440

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure

Change to U.S. MedImmune Agreement

Abbott and MedImmune, Inc. entered into a co-promotion agreement in 1997 under which Abbott has the obligation to provide certain promotional services related to the sales in the United States of Synagis®, MedImmune’s monoclonal antibody product.  For these services, Abbott receives a co-promotion commission for Synagis sales in the United States.

Abbott and MedImmune have amended this co-promotion agreement in the United States for the mutual benefit of both parties.  The amended agreement calls for Abbott to continue U.S. Synagis co-promotion activities through June 30, 2006.  Abbott will continue to earn milestone payments based on Synagis sales performance in the United States through March 30, 2007.

Abbott and MedImmune’s international co-promotion agreement for Synagis and NumaxTM are unchanged by this U.S. contract amendment.  Numax is MedImmune’s next generation anti-RSV antibody currently in Phase III development.

Private Securities Litigation Reform Act of 1995 –

A Caution Concerning Forward-Looking Statements

Some statements in this 8-K may be forward-looking statements for the purposes of the Private Securities Litigation Reform Act of 1995. We caution that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated. Economic, competitive, governmental, technological and other factors that may affect Abbott’s operations are discussed in Exhibit 99.1 of our Securities and Exchange Commission Form 10-Q for the period ended March 31, 2005, and are incorporated by reference. We undertake no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

This Report is Being Furnished

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by Abbott under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Abbott, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Abbott.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: August 31, 2005	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President,
Finance and Chief Financial Officer